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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36953) of Horizon Health Corporation of our report dated June 29, 2001 relating to the financial statements of Horizon Health Corporation Employees Savings and Profit Sharing Plan, which appears in this Form 11-K.






/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Dallas, Texas
June 29, 2001